Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.   1.                  I have reviewed this report on Form
     N-SAR of Dreyfus Connecticut Municipal
     Money Market Fund, Inc.

2.   2.                   Based on my knowledge, this report
     does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   3.                    Based   on   my  knowledge,   the
     financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.                   The  registrant's other certifying
     officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)   a)                   designed such disclosure  controls
     and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)   b)                   evaluated the effectiveness of the
     registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)   c)                    presented  in  this  report   our
     conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.                   The  registrant's other certifying
     officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   a)                  all significant deficiencies in the
     design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b)   b)                  any fraud, whether or not material,
     that involves management or other employees who have a significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President
Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Pennsylvania Money Market Fund, Inc. ;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.








Date: 5/28/03
                                        /s/    Stephen    E.
                                   Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Massachusetts Intermediate Municipal Bond Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)   b)      any fraud, whether or not material, that
involves management or other employees who have a significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus California Tax Exempt Money Market Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President
Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Premier Short-Intermediate Municipal Bond Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President
Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.        have  reviewed this report on Form N-SAR  of
  Dreyfus New Jersey Intermediate Municipal Bond Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within 90
days prior to the filing date of this report (the
"Evaluation Date"); and
c)   c)      presented in this report our conclusions about
the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus California Intermediate Municipal Bond Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date:5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President
Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Connecticut Intermediate Municipal Bond Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus High Yield Strategies Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Connecticut Municipal Money Market Fund, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Pennsylvania Municipal Money Market Fund;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  General California  Municipal Bond Fund, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President
Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1. I have reviewed this report on Form N-SAR of Dreyfus Municipal Income, Inc.;

6.   6.                   Based on my knowledge, this report
     does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

7.   7.                    Based   on   my  knowledge,   the
     financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

8.   8.                   The  registrant's other certifying
     officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)   designed  such  disclosure controls and  procedures  to
     ensure  that  material  information  relating  to   the
     registrant, including its consolidated subsidiaries, is
     made known to us by others within those entities, particularly during the period in which this report is being prepared;
d)   d)                   evaluated the effectiveness of the
     registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
e)   e)                    presented  in  this  report   our
     conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

9.   9.                   The  registrant's other certifying
     officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   all significant deficiencies in the design or operation
     of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the
     registrant's   auditors  any  material  weaknesses   in
     internal controls; and
c)   c)                  any fraud, whether or not material,
     that involves management or other employees who have a significant role in the registrant's internal controls; and



6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus New York Municipal Income, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)   b)      any fraud, whether or not material, that
involves management or other employees who have a significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President
Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus California Municipal Income, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



      6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation,
  including   any   corrective  actions   with   regard   to
  significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Strategic Municipals, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and




6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Premier Equity Funds, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within 90
days prior to the filing date of this report (the
"Evaluation Date"); and
c)   c)      presented in this report our conclusions about
the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and




6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    1.       I have reviewed this report on Form N-SAR  of
  Dreyfus Lifetime Portfolios, Inc.;

2.    2.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     3.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   4.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   5.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and




6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President

Sub-Item 77Q3

I, Stephen E. Canter, certify that:

1.    I  have reviewed this report on Form N-SAR of  Dreyfus
Premier Opportunity Funds ;

6.    6.       Based on my knowledge, this report  does  not
  contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

7.     7.        Based   on  my  knowledge,  the   financial
  information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

8.   8.      The registrant's other certifying officer and I
  are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)     a)        designed   such  disclosure  controls   and
  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is
  made   known  to  us  by  others  within  those  entities,
  particularly during the period in which this report is being prepared;
b)   b)      evaluated the effectiveness of the registrant's
  disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)    c)      presented in this report our conclusions about
  the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

9.   9.      The registrant's other certifying officer and I
  have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    a)      all significant deficiencies in the design  or
  operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and
  report   financial  data  and  have  identified  for   the
  registrant's auditors any material weaknesses in  internal controls; and
b)    b)       any  fraud,  whether or  not  material,  that
  involves  management  or  other  employees  who   have   a
  significant role in the registrant's internal controls; and



6.The  registrant's  other certifying  officer  and  I  have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.












Date: 5/28/03

                                          /s/   Stephen   E.
Canter
                                        Stephen E. Canter
                                        President